Supplement dated May 23, 2023

to the Prospectus and Updating Summary Prospectus
dated May 1, 2023 for

MassMutual ElectrumSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

Effective March 31, 2023, Lincoln Investment Advisors Corporation, the investment adviser to the LVIP JPMorgan U.S. Equity Fund, was renamed Lincoln Financial Investments Corporation.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Administrative Office at (800) 665-2654, 8 a.m.–5 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.massmutual.com.

page 1 of 1	(PS23_01)